UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2017

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Connell Drive, Suite 5000, Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On November 17, 2017, we entered into a securities purchase agreement with all of our directors and executive officers and certain of our employees pursuant to which we have agreed to sell an aggregate of 624,246 shares of our common stock at a per share purchase price of $0.48, which was the closing price of our common stock on November 16, 2017. Gross proceeds from the offering are expected to be $299,640. No placement agent or underwriter was involved in the offering.

We currently anticipate that closing of the sale of the common stock will take place on or about November 21, 2017, subject to the satisfaction of customary closing conditions.

We intend to use the net proceeds of the offering for general corporate purposes, working capital and capital expenditures.

The common stock offering will reduce the number of shares issuable under the warrants that we issued to two institutional investors on November 16, 2017, pursuant to a Backstop Agreement, dated November 9, 2017, among those institutional investors and our company, which was reported in a Current Report on Form 8-K filed on November 13, 2017.

The form of the securities purchase agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the securities purchase agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1.

The common stock will be issued pursuant to a prospectus supplement, to be filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, to our effective shelf registration statement on Form S-3 (File No. 333-200300), which became effective on April 17, 2015. A copy of the opinion of Wyrick Robbins Yates & Ponton LLP relating to the validity of the issuance and sale of the common stock in the offering is attached as Exhibit 5.1 hereto.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities of our company.

A copy of the press release regarding the above matter is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated November 17, 2017, between CorMedix Inc. and the investors signatory thereto.
99.1	Press Release dated November 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: November 20, 2017	By:	/s/ Robert W. Cook
Name: Robert W. Cook
Title: Chief Financial Officer

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